Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Vine Energy Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: April 1, 2021

VINE INVESTMENT LLC

By:	/s/ Wayne Stoltenberg
Name:	Wayne Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

VINE INVESTMENT II LLC

By:	/s/ Wayne Stoltenberg
Name:	Wayne Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

BRIX INVESTMENT LLC

By:	/s/ Wayne Stoltenberg
Name:	Wayne Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

BRIX INVESTMENT II LLC

By:	/s/ Wayne Stoltenberg
Name:	Wayne Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

HARVEST INVESTMENT LLC

By:	/s/ Wayne Stoltenberg
Name:	Wayne Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

HARVEST INVESTMENT II LLC

By:	/s/ Wayne Stoltenberg
Name:	Wayne Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

B&H OIL AND GAS L.L.C.

By:	/s/ Angelo G. Acconcia
Name:	Angelo G. Acconcia
Title:	President

VINE OIL & GAS HOLDINGS LLC

By:	/s/ Angelo G. Acconcia
Name:	Angelo Acconcia
Title:	President

BLACKSTONE CAPITAL PARTNERS VI-Q L.P.
By: Blackstone Management Associates VI L.L.C., its general partner
By: BMA VI L.L.C., is sole member
By: Blackstone Holdings III L.P. its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY PARTNERS Q L.P.
By: Blackstone Energy Management Associates L.L.C., its general partner
By: Blackstone EMA L.L.C., is sole member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI-ESC L.P.
By: BCP VI Side-by-Side GP L.L.C., its general partner
By: Blackstone Holdings III L.P., its sole member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY FAMILY INVESTMENT PARTNERSHIP ESC L.P.
By: BEP Side-by-Side GP L.L.C., its general partner
By: Blackstone Holdings III L.P., its sole member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY FAMILY INVESTMENT PARTNERSHIP SMD L.P.
By: Blackstone Family GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY PARTNERS II Q L.P.
By: Blackstone Energy Management Associates II L.L.C., its general partner
By: Blackstone EMA II L.L.C., its sole member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY PARTNERS II.F Q L.P.
By: Blackstone Energy Management Associates II L.L.C., its general partner
By: Blackstone EMA II L.L.C., its sole member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE ENERGY FAMILY INVESTMENT PARTNERSHIP II-ESC L.P.
By: BEP II Side-by-Side GP L.L.C., its general partner
By: Blackstone Holdings III L.P., its sole member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY FAMILY INVESTMENT PARTNERSHIP II SMD L.P.
By: Blackstone Family GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BEP II SBS HOLDINGS L.L.C.
By: Blackstone Side-by-Side Umbrella Partnership L.P., its general partner
By: Blackstone Side-by-Side Umbrella GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Manager

BCP VI SBS HOLDINGS L.L.C.
By: Blackstone Side-by-Side Umbrella Partnership L.P., its general partner
By: Blackstone Side-by-Side Umbrella GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Manager

BLACKSTONE SIDE-BY-SIDE UMBRELLA PARTNERSHIP L.P.
By: Blackstone Side-by-Side Umbrella GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Manager

BLACKSTONE CAPITAL PARTNERS VI-Q (PUB) L.P.
By: Blackstone Management Associates VI L.L.C., its general partner
By: BMA VI L.L.C., is sole member
By: Blackstone Holdings III L.P. its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY PARTNERS Q (PUB) L.P.
By: Blackstone Energy Management Associates L.L.C., its general partner
By: Blackstone EMA L.L.C., is sole member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY PARTNERS II Q (PUB) L.P.
By: Blackstone Energy Management Associates II L.L.C., its general partner
By: Blackstone EMA II L.L.C., is sole member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY PARTNERS II.F Q (PUB) L.P.
By: Blackstone Energy Management Associates II L.L.C., its general partner
By: Blackstone EMA II L.L.C., is sole member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE MANAGEMENT ASSOCIATES L.L.C.
By: BMA VI L.L.C., is sole member
By: Blackstone Holdings III L.P. its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BMA VI L.L.C.
By: Blackstone Holdings III L.P. its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BCP VI SIDE-BY-SIDE GP L.L.C.
By: Blackstone Holdings III L.P., its sole member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BEP SIDE-BY-SIDE GP L.L.C.
By: Blackstone Holdings III L.P., its sole member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY MANAGEMENT ASSOCIATES L.L.C.
By: Blackstone EMA L.L.C., is sole member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE EMA L.L.C.
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE SIDE-BY-SIDE UMBRELLA GP L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Manager

BTAS Q HOLDINGS L.L.C.
By: BTAS Associates L.L.C., its managing member

By:	/s/ Jeffrey C. Iverson
Name:	Jeffrey C. Iverson
Title:	Managing Director and General Counsel

BTAS ASSOCIATES L.L.C.

By:	/s/ Jeffrey C. Iverson
Name:	Jeffrey C. Iverson
Title:	Managing Director and General Counsel

BLACKSTONE FAMILY GP L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE ENERGY MANAGEMENT ASSOCIATES II L.L.C.
By: Blackstone EMA II L.L.C., its sole member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE EMA II L.L.C.
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BEP II SIDE-BY-SIDE GP L.L.C.
By: Blackstone Holdings III L.P., its sole member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

THE BLACKSTONE GROUP INC.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

/s/ Stephen A. Schwarzman

[Vine Energy, Inc. – Joint Filing Agreement]